                                                               November 21, 1995

Dear Fellow Shareholders:

I am pleased to provide you with the annual report for Heritage Income-Growth Trust (the "Fund") for the fiscal year ended September 30, 1995. For this period, Class A Shares of your Fund had a total return of +19.57% (excluding the imposition of a front-end sales load). For the same period, the Standard & Poor's 500 Composite Stock Price Index and the Value Line Index had total returns of +29.74% and +14.97%, respectively. From April 3, 1995, when Class C Shares of your Fund were introduced, through the end of the fiscal year, Class C Shares returned +13.18%.

In the letter that follows, Lou Kirschbaum discusses the factors that materially affected the performance of your Fund. Lou is a Senior Vice president of Eagle Asset Management, your Fund's subadviser, and has been the portfolio manager for your Fund since February 1990. I hope you find his comments helpful in understanding how your Fund performed last year. As we have discussed in previous reports, the income orientation of your Fund's equity portfolio helps to reduce the volatility of your Fund's returns relative to many other mutual funds and to the stock market as a whole. In a twelve month period such as we just experienced, your Fund should (and did) participate in the gains of the market, but generally not to the extent of other more aggressive funds. We believe that for investors who want to participate in the potential gains from investing in equities but who are concerned about market volatility, a fund like Heritage Income-Growth Trust is an attractive investment choice.

On behalf of all of us at Heritage, thank you for your continuing investment with us. We wish you a happy and healthy holiday season and a wonderful 1996!
                                          Sincerely,

                                          /s/Stephen G. Hill
                                          Stephen G. Hill
                                          President

Heritage Income-Growth Trust Fund is a member of the Heritage Family of mutual funds. Other investment alternatives available to you from Heritage include Heritage Cash Trust which consists of the Money Market and Municipal Money Market Portfolios, Heritage Capital Appreciation Trust, Heritage Income Trust, which consists of the Diversified and Limited Maturity Government Portfolios and Heritage Series Trust, which consists of the Small Cap Stock, Value Equity and Growth Equity Portfolios. We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these funds, please contact your account executive. Read the Prospectus carefully before you invest in any of the funds.

                                                               November 21, 1995

Dear Fellow Shareholders:

The stock market environment was friendlier over the past 12 months than it was the previous year. During fiscal 1994 and the early portion of fiscal 1995 the financial markets struggled through seven consecutive interest rate boosts, inflicted by a Federal Reserve Board intent on dousing inflationary forces before they ignited. Once investors became convinced the Fed was through tightening, stocks and bonds put on a rollicking show of strength, that carried the market and your Fund substantially higher.

The stock market's advance has been somewhat unusual, in that it has rotated through a variety of industry groups, concentrating on a few at a time, while leaving most others on the sidelines. The one constant for much of the past year has been the high technology group -- semiconductor chip manufacturers and the like -- which outperformed the market by a wide margin until they started to struggle in mid-July. The unusual aspect to this rotating leadership is that while it was taking place the market averages barely missed a beat, rising in nearly a straight line from late November '94 through the September close of the Fund's year.

Given our strategic approach in managing the Fund's portfolio, which is biased toward a defensive investment style, our best relative performance has been achieved in markets that aren't moving up in a straight line. Also, relative to the market, a dearth of income vehicles to participate in the technology boom was a handicap, until recently. It's no coincidence that the Fund's strongest quarter of the year was the July to September period, during which technology stocks faltered.

The best performing securities in the Fund's portfolio over the past 12 months represent a diverse lot, including regional banks (CoreStates, Mellon, Nationsbank, Signet) and global consumer products franchises (Conagra, Gillette, Philip Morris, Procter & Gamble). Business services provided another rewarding area; stocks in this category include RR Donnelley, the nation's largest and most profitable commercial printer; Omnicom, the most profitable advertising agency group; and Wallace Computer Services, the most successful (by a wide margin) business forms producer in the United States, which is currently attempting to deflect an unsolicited takeover bid by the big Canadian forms printer, Moore Corp. The pharmaceutical group also contributed to your Fund's fiscal '95 performance, led by Schering Plough, Merck, Smithkline Beecham, and Warner Lambert. Finally, several of the stronger performers last year were growth issues held in the form of convertible bonds or preferred stocks: AMC Entertainment, the movie theater operator; Service Corp. International, the big funeral home company; and Travelers Inc., the fast growing financial services conglomerate.

Real estate investment trusts -- REITs, for short -- were a disappointment in terms of price performance last year, though they were a good source of dividend income. I believe REITs underperforming the market, despite moderate yet steadily growing cash flows, have become unusually undervalued in relation to most other stocks, bonds, utilities, and their own underlying property values. I do not intend to increase the Trust's portfolio exposure in this group beyond 10%, in the interest of maintaining adequate diversification, but with current dividend yields nearly 8% in this group, and dividend growth averaging around 5%, I believe REITs should provide very rewarding returns in coming months.

My view of the market in the Presidential election year to come is quite sanguine, supported by the following assumptions:

-- moderate economic growth in the United States, Europe, and much of Latin
   America.
-- mild inflation nearly everywhere, except portions of Latin America.
-- the lowest US interest rates since 1993 (and excluding '93, the lowest since the '70s)
-- generally rising corporate profits, driven by productivity gains and ongoing consolidation across a broad cross section of industries.

If corporate profit growth moves at a more moderate clip in the coming year than it did in the past 12 months, I believe the conditions should be good for above-average performance among those companies that can maintain steady earnings growth in the high single-digits and low double-digit area. This is the heart of our hunting ground in selecting securities for the Fund's portfolio. I will also continue to emphasize higher yielding securities, with good dividend growth prospects. In a slower growth environment, this strategy, too, should assist the Fund's relative performance.

As always, I appreciate your confidence and support.

                                          Sincerely,

                                          /s/Lou Kirschbaum
                                          Lou Kirschbaum
                                          Senior Vice-President
                                          Eagle Asset Management, Inc.

                                     CHART

                                     CHART

 * FROM FUND INCEPTION ON 12/15/86, INDICES BEGIN ON 1/1/87.
** ANNUAL RETURNS FOR HIGT CLASS A SHARES ARE CALCULATED IN CONFORMANCE WITH
   ITEM 22 OF FORM N-1A, WHICH ASSUMES THE MAXIMUM SALES LOAD OF 4.75% AND REINVESTMENT OF DIVIDENDS.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                                        MARKET
                                                                                                                         VALUE
                                                                                                                      -----------
REPURCHASE AGREEMENT--7.8%(A)
Repurchase Agreement with State Street Bank and Trust Company, dated September 29, 1995 @ 6.10%, to be repurchased at $2,716,380 on October 2, 1995, (collateralized by $2,125,000 United States Treasury Bonds, 10.375% due November
15, 2009 with a market value of $2,794,577, including interest) (cost $2,715,000)...................................  $ 2,715,000
                                                                                                                      -----------
     SHARES
COMMON STOCKS--61.0%(A)
---------------------
  ADVERTISING/COMMUNICATIONS--1.9%
  ----------------------------
           10,000   Omnicom Group, Inc..............................................................................      651,250
                                                                                                                      -----------
  BANKING--4.8%
  -----------
            4,000   Capital One Financial Corporation...............................................................      117,500
           10,000   Corestates Financial Corporation................................................................      366,250
           15,000   Mellon Bank Corporation(d)......................................................................      669,375
            6,000   NationsBank Corporation.........................................................................      403,500
            4,000   Signet Banking Corporation......................................................................      105,000
                                                                                                                      -----------
                                                                                                                        1,661,625
                                                                                                                      -----------
  CONGLOMERATES/DIVERSIFIED--2.7%
  -------------------------
           15,000   Chemed Corporation..............................................................................      530,625
            7,000   Harsco Corporation..............................................................................      389,375
                                                                                                                      -----------
                                                                                                                          920,000
                                                                                                                      -----------
  COSMETICS/TOILETRIES--2.7%
  --------------------
           10,000   Gillette Company................................................................................      476,250
            6,000   Procter & Gamble Company........................................................................      462,000
                                                                                                                      -----------
                                                                                                                          938,250
                                                                                                                      -----------
  DATA PROCESSING--1.2%
  -----------------
            6,000   Automatic Data Processing, Inc..................................................................      408,750
                                                                                                                      -----------
  ELECTRONICS/ELECTRIC--3.4%
  --------------------
           10,000   General Electric Company........................................................................      637,500
           10,000   Reuters Holdings, PLC, ADR......................................................................      528,750
                                                                                                                      -----------
                                                                                                                        1,166,250
                                                                                                                      -----------
  FILMED ENTERTAINMENT--0.6%
  ---------------------
           10,000   Carmike Cinemas, Inc., Class "A"*...............................................................      220,000
                                                                                                                      -----------
  FINANCE--2.0%
  -----------
           10,000   American Express Company........................................................................      443,750
            2,500   Federal National Mortgage Association...........................................................      258,750
                                                                                                                      -----------
                                                                                                                          702,500
                                                                                                                      -----------
  GRAPHIC ARTS--1.1%
  --------------
           10,000   R. R. Donnelley & Sons Company..................................................................      390,000
                                                                                                                      -----------
  HOTELS/MOTELS/INNS--0.8%
  --------------------
            7,500   Marriott International, Inc.....................................................................      280,312
                                                                                                                      -----------
  INSURANCE--2.6%
  ------------
            5,000   Marsh & Mclennan Companies, Inc.................................................................      439,375
            6,500   MBIA, Inc.......................................................................................      458,250
                                                                                                                      -----------
                                                                                                                          897,625
                                                                                                                      -----------
  LEISURE/AMUSEMENT--0.9%
  --------------------
            5,000   Eastman Kodak Company(d)........................................................................      296,250
                                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                        MARKET
     SHARES                                                                                                              VALUE
-----------------                                                                                                     -----------
  OFFICE EQUIPMENT--1.6%
  ------------------
           10,000   Wallace Computer Services, Inc..................................................................  $   570,000
                                                                                                                      -----------
  OIL & GAS--5.2%
  ------------
            6,000   Amoco Corporation...............................................................................      384,750
           10,000   Chevron Corporation.............................................................................      486,250
            3,000   Mobil Corporation...............................................................................      298,875
           10,000   Petroleum Geo-Services, ADR*....................................................................      245,000
            6,000   Schlumberger Ltd................................................................................      391,500
                                                                                                                      -----------
                                                                                                                        1,806,375
                                                                                                                      -----------
  PHARMACEUTICAL--4.4%
  ----------------
            6,000   Merck & Company, Inc............................................................................      336,000
           10,000   Schering-Plough Corporation.....................................................................      515,000
            6,000   Smithkline Beecham, PLC, ADR....................................................................      303,750
            4,000   Warner-Lambert Corporation(d)...................................................................      381,000
                                                                                                                      -----------
                                                                                                                        1,535,750
                                                                                                                      -----------
  PUBLISHING--2.5%
  -------------
            4,000   McGraw-Hill Companies, Inc......................................................................      327,000
            8,000   Tribune Company.................................................................................      531,000
                                                                                                                      -----------
                                                                                                                          858,000
                                                                                                                      -----------
  REAL ESTATE/LAND DEVELOPMENT--0.6%
  ----------------------------
           10,000   The Rouse Company...............................................................................      218,750
                                                                                                                      -----------
  REAL ESTATE INVESTMENT TRUSTS (REIT)--8.5%
  ----------------------------------
           22,000   Allied Capital Commercial Corporation...........................................................      398,750
           10,000   Columbus Realty Trust...........................................................................      190,000
           15,000   Debartolo Realty Corporation....................................................................      210,000
           17,500   Security Capital Industrial Trust...............................................................      284,375
           10,000   Simon Property Group, Inc.......................................................................      253,750
           10,000   Sovran Self Storage, Inc.*......................................................................      248,750
           10,000   Evans Withycombe Residential, Inc. .............................................................      202,500
           10,000   Health Care Property Investors, Inc. ...........................................................      338,750
           12,000   Alexander Haagen Properties, Inc. ..............................................................      139,500
            5,000   Duke Realty Investments, Inc. ..................................................................      155,625
           10,000   Patriot American Hospitality, Inc.*.............................................................      256,250
           12,500   Storage Trust Realty............................................................................      254,688
                                                                                                                      -----------
                                                                                                                        2,932,938
                                                                                                                      -----------
  SERVICES--0.5%
  -----------
            5,000   H&R Block, Inc.(d)..............................................................................      190,000
                                                                                                                      -----------
  TELECOMMUNICATIONS--6.1%
  --------------------
           12,000   ALLTEL Corporation..............................................................................      358,500
           15,000   AT&T Corporation................................................................................      986,250
           10,000   GTE Corporation.................................................................................      392,500
            9,000   Vodafone Group, PLC, Sponsored ADR..............................................................      369,000
                                                                                                                      -----------
                                                                                                                        2,106,250
                                                                                                                      -----------
  TEXTILES--0.4%
  -----------
            8,000   Interface, Inc., Class "A"......................................................................      137,000
                                                                                                                      -----------
  TOBACCO--1.8%
  -----------
            7,500   Philip Morris Companies, Inc....................................................................      626,250
                                                                                                                      -----------
  UTILITIES-DIVERSIFIED--0.6%
  -------------------
           12,500   Long Island Lighting Company....................................................................      215,625
                                                                                                                      -----------
  UTILITIES-GAS--3.3%
  --------------
           25,000   UGI Corporation.................................................................................      515,625
           10,000   Wicor, Inc......................................................................................      302,500
            8,000   Williams Companies, Inc.........................................................................      312,000
                                                                                                                      -----------
                                                                                                                        1,130,125
                                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                        MARKET
          SHARES                                                                                                         VALUE
                                                                                                                      -----------
  UTILITIES-WATER--0.7%
  ----------------
            8,000   American Water Works Company, Inc...............................................................  $   245,000
                                                                                                                      -----------
Total common stocks (cost $16,877,993)..............................................................................   21,104,875
                                                                                                                      -----------
CONVERTIBLE PREFERRED STOCKS--9.4%(A)
-----------------------------
  AUTO/TRUCK MANUFACTURERS--0.9%
  -------------------------
            3,000   Ford Motor Company, Series "A", $4.20...........................................................      307,125
                                                                                                                      -----------
  CHEMICALS--0.4%
  ------------
            4,000   LSB Industries, Inc., Series 2, $3.25...........................................................      136,000
                                                                                                                      -----------
  CONTAINERS--0.7%
  -------------
            4,000   Sonoco Products Company, Series "A", $2.25......................................................      241,000
                                                                                                                      -----------
  DATA PROCESSING--1.9%
  -----------------
           10,000   General Motors Corporation, Series "C", $6.50...................................................      648,750
                                                                                                                      -----------
  FILMED ENTERTAINMENT--1.4%
  ---------------------
           15,000   AMC Entertainment, Inc., Series "B", $1.75......................................................      495,000
                                                                                                                      -----------
  FINANCE--1.1%
  -----------
            5,000   Travelers Group, Inc., $2.75....................................................................      370,000
                                                                                                                      -----------
  FOOD--1.2%
  ---------
           10,000   Conagra, Inc., Series "E", $1.69................................................................      402,500
                                                                                                                      -----------
  GLASS/PRODUCTS--0.7%
  ----------------
            5,000   Corning, Inc., Series "M", 6.0%, MIPS...........................................................      233,750
                                                                                                                      -----------
  REAL ESTATE--0.6%
  --------------
            4,000   The Rouse Company, Series "A", 6.5%.............................................................      219,500
                                                                                                                      -----------
  TOBACCO--0.6%
  -----------
           30,000   RJR Nabisco Holdings Corporation, Series "C", PERCS, $.6012.....................................      202,500
                                                                                                                      -----------
Total convertible preferred stocks (cost $2,816,938)................................................................    3,256,125
                                                                                                                      -----------


   PRINCIPAL                                                                                               MATURITY
     AMOUNT                                                                                                  DATE
----------------                                                                                           --------
CORPORATE BONDS--20.3%(A)
  AUTO PARTS/EQUIPMENT--0.9%
  ----------------------
        $350,000     Venture Holdings Trust, 9.75%.......................................................  04/01/04       301,000
                                                                                                                      -----------
  BUILDING--1.4%
  -----------
         300,000     Cemex S.A. de C.V., 4.25%(c)........................................................  11/01/97       250,500
         225,000     Continental Homes Holdings Corporation, 12%.........................................  08/01/99       235,125
                                                                                                                      -----------
                                                                                                                          485,625
                                                                                                                      -----------
  CONGLOMERATES/DIVERSIFIED--2.8%
  -------------------------
         200,000     Thermo Electron Corporation, 4.625%(c)..............................................  08/01/97       434,000
         350,000     Thermo Electron Corporation, 5%(c)..................................................  04/15/01       528,500
                                                                                                                      -----------
                                                                                                                          962,500
                                                                                                                      -----------
  DATA PROCESSING--1.7%
  -----------------
         400,000     First Financial Management Corporation, 5%(c).......................................  12/15/99       600,552
                                                                                                                      -----------
  FOOD SERVING--0.5%
  ---------------
         200,000     TPI Enterprises, Inc., 8.25%(c).....................................................  07/15/02       184,000
                                                                                                                      -----------
  HEALTH CARE CENTERS--2.2%
  --------------------
         300,000     Genesis Health Ventures, Inc., 6%(c)................................................  11/30/03       469,500
         250,000     OrNda HealthCorp, 12.25%............................................................  05/15/02       277,500
                                                                                                                      -----------
                                                                                                                          747,000
                                                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                               MATURITY     MARKET
     AMOUNT                                                                                                  DATE        VALUE
----------------                                                                                           --------   -----------
  HOTELS/MOTELS/INNS--0.8%
  --------------------
        $250,000     Prime Hospitality Corporation, 7%(c)................................................  04/15/02   $   267,500
                                                                                                                      -----------
  LEISURE/AMUSEMENT--1.2%
  --------------------
         300,000     Carnival Corporation, 4.5%(c).......................................................  07/01/97       424,320
                                                                                                                      -----------
  MANUFACTURING/DISTRIBUTIONS--0.6%
  ---------------------------
         200,000     Interface, Inc., 8%(c)..............................................................  09/15/13       217,790
                                                                                                                      -----------
  MEDICAL EQUIPMENT/SUPPLY--0.6%
  --------------------------
         250,000     Amsco International Corporation, 4.5% to 10/15/95, 6.5% to maturity(c)..............  10/15/02       237,500
                                                                                                                      -----------
  POLLUTION CONTROL--1.0%
  ------------------
         300,000     Laidlaw, Inc., 6%(c)................................................................  01/15/99       351,000
                                                                                                                      -----------
  PUBLISHING--1.6%
  -------------
         800,000     Time Warner, Inc., Zero Coupon Bond, 5%(c)(e).......................................  06/22/13       324,096
         250,000     Webcraft Technologies, 9.375%.......................................................  02/15/02       232,500
                                                                                                                      -----------
                                                                                                                          556,596
                                                                                                                      -----------
  REAL ESTATE INVESTMENT TRUSTS (REIT)--1.9%
  ---------------------------------
         250,000     Alexander Haagen Properties, Inc., 7.5%(c)..........................................  01/15/01       208,125
         300,000     Developers Diversified Realty Corporation, 7%(c)....................................  08/15/99       293,874
         150,000     Liberty Property Trust, 8%(c).......................................................  07/01/01       156,282
                                                                                                                      -----------
                                                                                                                          658,281
                                                                                                                      -----------
  RETAIL--0.8%
  ---------
         300,000     Big 5 Holdings, 13.625%.............................................................  09/15/02       294,000
                                                                                                                      -----------
  SERVICES--2.2%
  -----------
         400,000     Service Corporation International, 6.5%(c)..........................................  09/01/01       756,580
                                                                                                                      -----------
Total corporate bonds (cost $5,991,502)..................................................................               7,044,244
                                                                                                                      -----------
DEBT EXCHANGEABLE FOR COMMON STOCK (DECS)--1.9%(A)
--------------------------------------------
     SHARES
  DATA PROCESSING
  ------------
          12,500     American Express Company, 6.25%.....................................................  10/15/96       650,000
                                                                                                                      -----------
Total DECS (cost $459,375)...............................................................................                 650,000
                                                                                                                      -----------
TOTAL INVESTMENT PORTFOLIO (COST $28,860,808)(B), 100.4%(A)..............................................              34,770,244
OTHER ASSETS AND LIABILITIES, INCLUDING COVERED CALL OPTIONS WRITTEN, (0.4%)(A)..........................                (148,266)
                                                                                                                      -----------
NET ASSETS, 100.0%.......................................................................................             $34,621,978
                                                                                                                      ============

---------------

  * Not an income producing security.
 (a) Percentages indicated are based on net assets.
 (b) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $5,909,436, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $6,227,726 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $318,290.
 (c) Convertible security.
 (d) A portion of these shares were held by the custodian in connection with covered call options written.
 (e) Yield to maturity (unaudited).

ADR-American Depository Receipt
MIPS-Monthly Income Preferred Stock
PERCS-Preferred Equity Redemption Cumulative Stock

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                          COVERED CALL OPTIONS WRITTEN

                                                                                                   SHARES
                                                                                                   SUBJECT    MARKET
                                                                                                   TO CALL    VALUE
                                                                                                   -------   --------
  Eastman Kodak Company, January 1996 @ $65......................................................   2,500    $  3,125
  H&R Block, Inc., October 1995 @ $40............................................................   2,000       1,125
  Mellon Bank Corporation, October 1995 @ $45....................................................   5,000       7,188
  Warner-Lambert Company, January 1996 @ $90.....................................................   2,000      18,750
                                                                                                             --------
  Total liability for covered call options written (premiums received $34,477)...................            $ 30,188(a)
                                                                                                             ========

---------------

(a) At September 30, 1995 Fund securities valued @ $637,750 were held by the custodian in connection with covered call options written by the Fund.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

Assets
-----
Investments, at market value (identified cost $26,145,808) (Note 1)......................                 $32,055,244
Repurchase agreement (identified cost $2,715,000) (Note 1)...............................                   2,715,000
Cash.....................................................................................                       1,817
Receivables:
  Fund shares sold.......................................................................                       3,788
  Dividends and interest.................................................................                     216,854
Deferred state registration expenses (Note 1)............................................                       9,770
Prepaid insurance........................................................................                       2,730
                                                                                                          -----------
        Total assets.....................................................................                  35,005,203
Liabilities
--------
Payables (Note 4):
  Investments purchased..................................................................  $  240,000
  Fund shares redeemed...................................................................      13,227
  Accrued professional fees..............................................................      33,621
  Accrued management fee.................................................................      21,095
  Accrued distribution fee...............................................................       7,154
  Other accrued expenses.................................................................      37,940
Covered call options written, at market value (premiums received $34,477) (Notes 1 and
  3).....................................................................................      30,188
                                                                                           ----------
        Total liabilities................................................................                     383,225
                                                                                                          -----------
Net assets, at market value..............................................................                 $34,621,978
                                                                                                           ==========
Net Assets
---------
Net assets consist of:
  Undistributed net investment income (Note 1)...........................................                 $   193,122
  Net unrealized appreciation on investments.............................................                   5,909,436
  Net unrealized appreciation on covered call options written............................                       4,289
  Accumulated net realized loss (Note 1).................................................                    (203,275)
  Accumulated net realized gain on covered call options written..........................                     543,452
  Paid-in capital (Note 1)...............................................................                  28,174,954
                                                                                                          -----------
Net assets, at market value..............................................................                 $34,621,978
                                                                                                           ==========
Class A Shares
-------------
Net asset value and redemption price per share ($34,403,848 divided by 2,739,571 shares
  of beneficial interest outstanding, no par value) (Note 2).............................                      $12.56
Maximum offering price per share (100/95.25 of $12.56)...................................                      $13.19
Class C Shares
------------
Net asset value, offering price and redemption price per share ($218,130 divided by
  17,433 shares of beneficial interest outstanding, no par value) (Notes 1 and 2)........                      $12.51
                                                                                                                -----
                                                                                                                -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

Investment Income
Income:
  Dividends.................................................................................               $  886,472
  Interest..................................................................................                  608,341
                                                                                                           ----------
        Total income........................................................................                1,494,813
Expenses (Notes 1 and 4):
  Management fee............................................................................  $242,172
  Distribution fee..........................................................................    81,209
  Professional fees.........................................................................    73,459
  Custodian/Fund accounting fees............................................................    46,287
  State registration expenses...............................................................    31,121
  Shareholder servicing fees................................................................    28,570
  Reports to shareholders...................................................................    11,084
  Trustees' fees and expenses...............................................................     9,823
  Insurance.................................................................................     5,168
  Other expenses............................................................................     1,211
                                                                                              --------
        Total expenses......................................................................                  530,104
                                                                                                           ----------
Net investment income.......................................................................                  964,709
                                                                                                           ----------
Realized and Unrealized Gain on Investments
Net realized gain from investment transactions..............................................                  411,468
Net realized gain from covered call options written (Note 1)................................                   38,733
Net increase in unrealized appreciation of investments during the year......................                4,383,236
Net increase in unrealized appreciation of covered call options written during the year.....                   21,411
                                                                                                           ----------
        Net gain on investments.............................................................                4,854,848
                                                                                                           ----------
        Net increase in net assets resulting from operations................................               $5,819,557
                                                                                                            =========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE YEARS ENDED
                                                                             -----------------------------------------
                                                                             SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
                                                                             ------------------     ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income....................................................     $    964,709           $    879,829
  Net realized gain from investment transactions...........................          411,468              1,874,511
  Net realized gain from covered call options written......................           38,733                 82,702
  Net increase (decrease) in unrealized appreciation of investments and
    covered call options written during the year...........................        4,404,647             (2,221,027)
                                                                             ------------------     ------------------
  Net increase in net assets resulting from operations.....................        5,819,557                616,015
Distributions to shareholders from:
  Net investment income, Class A Shares ($.34 and $.24 per share,
    respectively)..........................................................       (1,157,068)              (722,439)
  Net investment income, Class C Shares ($.16 per share)...................           (1,164)                    --
  Net realized gains, Class A shares ($.49 and $.92 per share,
    respectively)..........................................................       (1,189,190)            (2,522,760)
Increase (decrease) in net assets from Fund share transactions (Note 2)....       (1,459,209)               789,411
                                                                             ------------------     ------------------
Increase (decrease) in net assets..........................................        2,012,926             (1,839,773)
Net assets, beginning of year..............................................       32,609,052             34,448,825
                                                                             ------------------     ------------------
Net assets, end of year (including undistributed net investment income of
  $193,122 and $236,491, respectively).....................................     $ 34,621,978           $ 32,609,052
                                                                             =================      =================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                          HERITAGE INCOME-GROWTH TRUST

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       CLASS A SHARES
                                       -------------------------------------------------------------------------------
                                                                                                                         CLASS C
                                                         FOR THE YEARS ENDED SEPTEMBER 30,                               SHARES
                                       ----------------------------------------------------------------------            -------
                                        1995     1994     1993     1992     1991     1990      1989     1988    1987+    1995++
                                       ------   ------   ------   ------   ------   -------   ------   ------   ------   -------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $11.33   $12.28   $10.81   $ 9.87   $ 8.08   $ 10.41   $ 9.18   $ 9.98   $ 9.50   $11.21
                                       ------   ------   ------   ------   ------   -------   ------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)...........    0.27     0.30     0.39     0.28     0.36      0.45     0.45     0.44     0.26     0.18
  Net realized and unrealized gain
    (loss) on investments............    1.79    (0.09)    1.44     1.02     1.88     (2.06)    1.22    (0.81)    0.38     1.28
                                       ------   ------   ------   ------   ------   -------   ------   ------   ------   -------
  Total from Investment
    Operations.......................    2.06     0.21     1.83     1.30     2.24     (1.61)    1.67    (0.37)    0.64     1.46
                                       ------   ------   ------   ------   ------   -------   ------   ------   ------   -------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income...........................   (0.34)   (0.24)   (0.36)   (0.36)   (0.34)    (0.48)   (0.44)   (0.43)   (0.16)   (0.16 )
  Distributions from net realized
    gain on investments..............   (0.49)   (0.92)      --       --    (0.11)    (0.24)      --       --       --       --
                                       ------   ------   ------   ------   ------   -------   ------   ------   ------   -------
  Total Distributions................   (0.83)   (1.16)   (0.36)   (0.36)   (0.45)    (0.72)   (0.44)   (0.43)   (0.16)   (0.16 )
                                       ------   ------   ------   ------   ------   -------   ------   ------   ------   -------
NET ASSET VALUE, END OF THE PERIOD...  $12.56   $11.33   $12.28   $10.81   $ 9.87   $  8.08   $10.41   $ 9.18   $ 9.98   $12.51
                                       ======   ======   ======   ======   ======   =======   ======   ======   ======   =======
TOTAL RETURN (%)(D)..................   19.57     1.80    16.44    13.42    28.72    (16.42)   18.80    (3.38)    6.79(c)  13.18 (c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets(a)..............    1.64     1.64     1.72     1.75     1.75      1.75     1.75     1.75     1.75(b)   2.40 (b)
  Net investment income to average
    daily net assets.................    4.63     2.62     2.67     2.77     4.02      4.77     4.72     5.01     4.29(b)   4.61 (b)
  Portfolio turnover rate............      42       99      130       71       81       156      249      184       91(b)     42
  Net assets, end of the period ($
    millions)........................      34       33       34       27       20        19       24       20       24      0.2

---------------

  + For the period December 15, 1986 (commencement of operations) to September 30, 1987.
 ++ For the period April 3, 1995 (commencement of Class C Shares) to August 31,
    1995.
(a) Excludes management fees waived by the Manager through 1992 in the amount of less than $.01, $.01, $.02, $.02, $.01 and $.02 per Class A Share,
    respectively. The operating expense ratios including such items would be 1.75%, 1.94%, 1.96%, 1.92%, 1.89%, and 2.11% (annualized) per Class A
    Shares, respectively. The year 1993 includes previously waived management fees paid to the Manager of $.01 per share.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income-Growth Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the mean between the last bid and asked price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Of the $1,189,190 net realized gain distributions paid in fiscal 1995, the Fund has designated such amount as net long-term capital gains on a tax basis.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Option Accounting Principles: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option which the Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of Class A or Class C Shares of the Fund. As a result, as of September 30, 1995, the Fund has reclassified $104,505 to increase undistributed net investment income, $139,213 to decrease accumulated net realized gain and $34,708 to increase paid in capital. These reclassifications which have no impact on the net asset value for each class of shares of the Fund, are primarily attributable to non-taxable dividends in the computation of distributable income and capital gains under Federal income tax rules and regulations versus generally accepted accounting principles.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At September 30, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized.

       Transactions in Class A Shares of the Fund during the years ended September 30, 1995 and 1994, were as follows:

                                                                                      FOR THE YEARS ENDED
                                                                      ----------------------------------------------------
                                                                         SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                                                                      ------------------------    ------------------------
                              CLASS A SHARES                           SHARES        AMOUNT        SHARES        AMOUNT
        ----------------------------------------------------------    ---------    -----------    ---------    -----------
        Shares sold...............................................      164,214    $ 1,854,451      323,567    $ 3,745,587
        Shares issued on reinvestment of distributions............      208,793      2,247,195      271,222      3,109,646
        Shares redeemed...........................................     (511,309)    (5,762,051)    (522,958)    (6,065,822)
                                                                      ---------    -----------    ---------    -----------
        Net increase (decrease)...................................     (138,302)   $(1,660,405)      71,831    $   789,411
                                                                                    ==========                  ==========
        Shares outstanding:
          Beginning of year.......................................    2,877,873                   2,806,042
                                                                      ---------                   ---------
          End of year.............................................    2,739,571                   2,877,873
                                                                       ========                    ========

       Transactions for Class C Shares of the Fund from April 3, 1995 (commencement of Class C Shares) to September 30, 1995 were as follows:

                                CLASS C SHARES                             SHARES     AMOUNT
        ---------------------------------------------------------------    ------    --------
        Shares sold....................................................    17,555    $202,648
        Shares issued on reinvestment of distributions.................       100       1,164
        Shares redeemed................................................      (222)     (2,616)
                                                                           ------    --------
        Net increase...................................................    17,433    $201,196
                                                                                     ========
        Shares outstanding:
          Beginning of period..........................................        --
                                                                           ------
          End of period................................................    17,433
                                                                           ======

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1995, purchases and sales of investment securities (excluding repurchase agreements) aggregated $12,522,560 and $15,534,702, respectively. Agency brokerage commissions for the same period aggregated $53,748, of which $7,852 was paid to Raymond James & Associates, Inc.

        Transactions in covered call options written on equity securities were as follows:

                                                                                           NUMBER OF       PREMIUMS
                                                                                           CONTRACTS       RECEIVED
                                                                                           ---------       ---------
        Outstanding September 30, 1994...................................................      125         $ 28,534
          Written........................................................................      898          205,728
          Terminated.....................................................................     (440)        (115,399 )
          Exercised......................................................................     (370)         (65,480 )
          Expired........................................................................      (98)         (18,906 )
                                                                                           ---------       ---------
        Outstanding September 30, 1995...................................................      115         $ 34,477
                                                                                           ==========      =========

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets, and 0.60% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. Currently, the Manager has voluntarily agreed to waive its fee to the extent that Fund operating expenses exceed 1.65% and 2.4% on Class A Shares and Class C Shares respectively, on an annual basis, of the Fund's average daily net assets attributable to each class of shares. This agreement is more restrictive than any state expense limitation.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of September 30, 1995 was $7,500. In addition, the Manager performs Fund accounting services and charged $28,932 during the current year of which $7,200 was payable as of September 30, 1995.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee, equal to .25% of the average daily net assets for Class A Shares. Under the Class C Distribution Plan the Fund paid the Distributor a fee equal to 1.00% of the average daily net assets for Class C Shares. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the period $80,562 and $647 were paid as distribution fees for Class A Shares and Class C Shares, respectively. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, mutual funds which are also advised by the Manager of the Fund (collectively called the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Income-Growth Trust:

     We have audited the accompanying statement of assets and liabilities of Heritage Income-Growth Trust, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Income-Growth Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                        /s/Coopers & Lybrand
Boston, Massachusetts
November 27, 1995

     Heritage Income-Growth Trust

     P.O. Box 33022
     St. Petersburg, FL 33733

     --------------------------------------

     Address Change Requested

     Annual Report

     INVESTMENT ADVISOR/
     SHAREHOLDER SERVICING AGENT/
     FUND ACCOUNTANT
     Heritage Asset Management, Inc.
     P.O. Box 33022
     St. Petersburg, FL 33733
     (800) 421-4184

     DISTRIBUTOR
     Raymond James & Associates, Inc.
     P.O. Box 12749
     St. Petersburg, FL 33733
     (813) 573-3800

     LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP

     INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.

     This report is for the information of shareholders of Heritage Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

     [HERITAGE LOGO]

A MUTUAL FUND SEEKING
LONG-TERM TOTAL RETURN
WITH APPROXIMATELY EQUAL
EMPHASIS ON CURRENT INCOME
AND CAPITAL APPRECIATION

ANNUAL REPORT
and Investment Performance
Review for the Year Ended

SEPTEMBER 30, 1995
A member of the
Heritage Family of Mutual Funds(TM)